DEMAND PROMISSORY NOTE

Date:  February 1, 2001                         Principal Amount: $94,000,000.00


           DTI Holdings, Inc., a Missouri corporation (herein referred to as "Borrower"), promises to pay to the order of KLT Telecom Inc., a Missouri corporation (herein referred to as "Lender"), at its offices located at 10740 Nall, Suite 230, Overland Park, KS 66211 or at such other place as Lender may designate, the principal sum of Ninety Four Million Dollars ($94,000,000.00) together with interest on the outstanding principal balance at a rate of 10% per annum. The entire unpaid principal balance of this Note shall be immediately due and payable UPON DEMAND by Lender, and Borrower acknowledges that any condition or requirement set forth in any other agreement between Borrower and Lender is not the only basis upon which demand can be made hereunder. Interest on the unpaid principal of this Note will be due and payable when demand is made for payment of the principal of this Note.

           Borrower may prepay this Note, in whole or in part, at any time and from time to time, without premium or penalty. Any prepayments made by Borrower shall be applied as follows: first, to accrued and unpaid interest; second, to any other amounts payable hereunder at the time a payment is made; and finally, to the unpaid balance remaining on the Note. Interest shall be computed on the basis of a 360-day year consisting of twelve (12) months with thirty (30) days each.

           Except as otherwise provided in this Note, all notices required or permitted hereunder (including a notice by Lender demanding payment hereunder) shall be in writing. A written notice shall be deemed to have been given hereunder (i) if delivered by hand, when the notifying party delivers such notice or other communication to the other party; (ii) if delivered by facsimile or overnight delivery service, on the first business day following the date such notice or other communication is transmitted by facsimile or timely delivered by overnight courier, or (iii) if delivered by mail, on the third business day following the date such notice or other communication is deposited in the U.S. mail by certified or registered mail properly addressed to the other party. Notices mailed or transmitted via facsimile shall be directed as follows unless written notice of a change of address or facsimile number has been given in writing in accordance with this Section: (x) if to Lender, at 10740 Nall, Suite 230, Overland Park, KS 66211, facsimile number (913) 967-4340, attn. President; and (y) if to Borrower, at 8112 Maryland Avenue, Suite 400, St. Louis, MO 63105, facsimile number (314) 880-1999 attn. President

           In no event shall interest (including any charge or fee held to be interest by a court of competent jurisdiction) accrue to be payable hereon in excess of the highest contract rate allowable by law at the time such indebtedness shall be outstanding and unpaid, and if, for any reason, interest in excess of the highest legal rate shall be due or paid, any such excess shall constitute and be treated as a payment on the principal hereof and shall operate to reduce such principal by the amount of such excess, or if in excess of the principal indebtedness, such excess shall be waived or refunded to the Borrower.

           This Note shall be construed in accordance with the laws of Missouri. Any dispute or cause of action under this Note shall be resolved by a court of competent subject matter jurisdiction only in Jackson County, Missouri. If any provisions hereof are judicially determined to be invalid, then that portion thereof which is declared invalid shall not affect the remaining provisions hereof.

           Borrower hereby expressly acknowledges that Borrower shall have no right to set-off against any amounts due to Lender under this Note against any amounts which Lender may owe to Borrower. The obligations of Borrower under this Note are independent, and Borrower agrees that any claim for sums due and owing to Borrower from Lender shall be the subject of a separate legal action by Borrower against Lender.

           The obligations of the Borrower under this Note are secured pursuant to that certain Pledge Agreement of even date hereof. Reference is hereby made to such Pledge Agreement for a description of the security interests granted under this Note, a description of Defaults under the Pledge Agreement and Lender's remedies upon a Default under the Pledge Agreement. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Pledge Agreement.

         The Borrower shall reimburse the Lender for any costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Lender, which attorneys may be employees of the Lender) paid or incurred by the Lender in connection with the preparation, negotiation, execution, delivery, review, amendment, modification, and administration of the Loan Documents. The Borrower also agrees to reimburse the Lender for any costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Lender, which attorneys may be employees of the Lender) paid or incurred by the Lender in connection with the collection and enforcement of the Note. The Borrower further agrees to indemnify the Lender, its directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Lender is a party thereto) which any of them may pay or incur arising out of or relating to this Note, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of the Note except to the extent such obligations arise from the gross negligence or willful misconduct of the Lender.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF MISSOURI.

         THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR MISSOURI STATE COURT SITTING IN KANSAS CITY, MISSOURI IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE LENDER OR ANY AFFILIATE OF THE LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN KANSAS CITY, MISSOURI.

         THE BORROWER AND THE LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

           In this Note, the singular shall include the plural; the masculine shall include the feminine and the neuter genders; and "borrower", "maker" or "undersigned" shall include the Borrower. All persons liable, either now or hereafter, for the payment of this Note shall be jointly and severally liable, and waive presentment, demand (other than demand for payment as provided above), protest, and notice of non-payment and of protest, and agrees that any modifications of the terms of payment or extension of time or payment shall in no way impair its joint and several liability.

           THE BORROWER AND ANY ENDORSERS OR CO-MAKERS, ALL HEREBY EXPRESSLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY CLAIM, ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PERSON AGAINST ANY PERSON ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS NOTE OR THE RELATIONSHIP OF THE PARTIES CREATED THEREUNDER.

           IN WITNESS WHEREOF, the duly authorized representatives of Borrower have executed this Agreement on the date first above written.

                                             BORROWER:

                                             DTI Holdings, Inc.
ATTEST:                                      a Missouri corporation


By: /s/ Daniel A. Davis                      By  /s/ Gary W. Douglass
   ----------------------------              ------------------------
Name:   Daniel A. Davis                      Name:   Gary W. Douglass
Title:  Vice President and                   Title:  Senior Vice President -
        General Counsel                              Finance and Administration
                                                     and Chief Financial Officer